Consolidated Statements Of Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Loss on impairment of inventory	$ 6	$ 1,134
Gross margin	(5)	(1,102)
Research and development expenses	334	2,875
Selling, general and administrative expenses	7,602	10,427
Restructuring expenses		690
Total operating expenses	7,936	13,992
Interest and other income	3	2
Interest and other expense	(421)	(116)
Change in fair value of contingent payment obligation	(1,094)	(5,661)
Total interest and other	(1,512)	(5,775)
Net loss before income tax	(9,453)	(20,869)
Income tax expense
Net loss	(9,453)	(20,869)
Other comprehensive income, net of tax
Comprehensive loss	$ (9,453)	$ (20,869)
Basic and diluted net loss per common share	$ (0.30)	$ (0.85)
Weighted average common shares outstanding	31,461	24,429
Product [Member]
Revenue	$ 74	$ 135
Cost of sales	$ 73	$ 103